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                                                                    EXHIBIT 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-107673) of Aqua America, Inc. of our report dated October 14, 2005 relating to the financial statements of the Aqua America, Inc. 401(k) and Profit Sharing Plan included in this annual report on Form 11-K/A for the year ended December 31, 2004.


                                            /s/ BEARD MILLER COMPANY LLP





Reading, Pennsylvania
October 14, 2005